UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2020

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2020, the Board of Directors of the Company appointed Roy Bailey, CEO of Bailey Deason Capital Interests, LLC, as a director of the Company.  Mr. Bailey was appointed as a Class I director with a term expiring in 2022.  In addition, the Board of Directors appointed Mr. Bailey to the Audit Committee, Compensation Committee and Special Committee of the Board of Directors, as well as the Stock Option Sub-Committee of the Compensation Committee.

Prior to serving as CEO of Bailey Deason Capital Interests, LLC, Mr. Bailey served in similar management roles with Giuliani Partners LLC and Hicks Holdings, LLC.  He began his career in the insurance and the insurance finance industry.  In addition to founding and owning Bailey Insurance Associates, one of the largest single principal-owned agencies in Dallas at the time, he was also the co-founder, Chairman and CEO of Premium Finance Holdings (PFH), which was later sold to Texas Capital Bank.  Mr. Bailey received his BBA from Southern Methodist University in Dallas, Texas in 1976.

Mr. Bailey will receive compensation for his Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 22, 2019.

In connection with Mr. Bailey’s appointment to the Board, the Company expects to enter into the Company’s standard form indemnification agreement for directors and executive officers with Mr. Bailey, the form of which is filed as Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

There is no arrangement or understanding between Mr. Bailey and any other person pursuant to which Mr. Bailey was appointed as a director, and there are no reportable transactions under Item 404(a) of Regulation S-K with respect to Mr. Bailey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: March 19, 2020	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

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